TRANSAMERICA ETF TRUST

Supplement to the Currently Effective Prospectus

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The following is added to the “Management” section of the Prospectus:

Legal Proceedings

An ongoing investigation by the Securities and Exchange Commission’s Division of Enforcement may lead to legal proceedings against Aegon USA Investment Management, LLC (“AUIM”), Transamerica Asset Management, Inc. (“TAM”) and/or additional affiliates of TAM. These legal proceedings could have a material adverse effect on TAM, AUIM and/or the other affiliates. TAM serves as investment manager to the Funds. AUIM, an affiliate of TAM involved in the Transamerica-sponsored mutual fund business, has no role or involvement with respect to the Funds. The Funds do not know the timing or outcome of any possible proceeding, including whether any proceeding is likely to have a material adverse impact.

The investigation relates to errors in the operation and/or implementation of an asset allocation model utilized by AUIM when it served as sub-adviser to certain Transamerica-sponsored mutual funds, as well as in the operation and/or implementation of an asset allocation model and volatility guidelines utilized by AUIM when it served as sub-adviser to certain other Transamerica-sponsored mutual funds. The investigation also concerns whether appropriate disclosures were made regarding these matters.

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Investors Should Retain this Supplement for Future Reference

December 22, 2017